UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

THE KEYW HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400 Hanover, Maryland 21076 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (443) 733-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 13, 2012, The KEYW Holding Corporation (“KEYW”) entered into a definitive merger agreement to acquire SenSage, Inc. (“SenSage”).  SenSage is a privately held provider of advanced Security Information and Event Management (SIEM) and event data warehousing software solutions to enterprise and government customers.

On October 12, 2012, an indirect wholly-owned subsidiary of KEYW merged with and into SenSage, with SenSage surviving as an indirect wholly-owned subsidiary of KEYW. The equity holders of SenSage received $15.0 million in cash and 713,151 shares of KEYW common stock. The equity holders of SenSage may receive up to $3.0 million of additional cash consideration and up to 594,295 additional shares of KEYW common stock, contingent upon SenSage meeting certain revenue targets for the second half of 2012. The purchase price is subject to post-closing adjustments, including working capital and other adjustments, as of the closing date. Each of the parties to the agreement has made customary representations and warranties and agreed to certain indemnification obligations.

On October 16, 2012, KEYW issued a press release announcing the completion of the SenSage acquisition, a copy of which is attached as Exhibit 99.3 and incorporated by reference herein.

Item 3.02        Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 is incorporated into this Item 3.02 by reference. The shares of KEYW common stock offered and sold in connection with the SenSage acquisition were offered and sold pursuant to Section 4(2) of the Securities Act of 1933, as amended, which provides an exemption for transactions by an issuer not involving any public offering.

Item 9.01        Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of SenSage are being filed with this report as Exhibit 99.1:

•	Audited Consolidated Balance Sheets as of December 31, 2011 and 2010
•	Audited Consolidated Statements of Operations for the years ended December 31, 2011 and 2010
•	Audited Consolidated Statements of Changes in Stockholders’ Deficit for the years ended December 31, 2011 and 2010
•	Audited Consolidated Statements of Cash Flows for the years ended December 31, 2011 and 2010
•	Unaudited Consolidated Balance Sheet as of June 30, 2012
•	Unaudited Consolidated Statements of Operations for the six months ended June 30, 2012 and 2011
•	Consolidated Statements of Changes in Stockholders’ Deficit for the year ended December 31, 2011 (audited) and the six months ended June 30, 2012 (unaudited)
•	Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2012 and 2011

(b) Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Statement of Operations Data for the year ended December 31, 2011
•	Unaudited Pro Forma Statement of Operations Data for the six months ended June 30, 2012
•	Unaudited Pro Forma Balance Sheet Data as of June 30, 2012

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 13, 2012, by and among SenSage, Inc., The KEYW Corporation, The KEYW Holding Corporation, SSI Acquisition Corporation, and Fortis Advisors LLC as Representative of SenSage, Inc.’s shareholders. (1)
23.1	Consent of WuHoover & Co. LLP. (X)

99.1	Financial Statements of SenSage, Inc. (2)

99.2	Pro Forma Financial Information. (2)

99.3	Press Release, dated October 16, 2012. (X)

__________________________

(1)	Filed with the Company’s Current Report on Form 8-K filed with the Securities & Exchange Commission on September 19, 2012.

(2)	Filed with the Company’s Current Report on Form 8-K/A filed with the Securities & Exchange Commission on September 18, 2012.

(X)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2012	THE KEYW HOLDING CORPORATION

	By:	/s/ John E. Krobath
Name: John E. Krobath
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of WuHoover & Co. LLP.

99.3	Press Release, dated October 16, 2012.